Supplement dated October 10, 2025 to the Statutory Prospectus dated May 1, 2025 for the following variable universal life policies:

Issued by Pacific Life Insurance Company

Pacific Select Accumulator Pacific Select Choice Pacific Select Estate Preserver Pacific Select Estate Preserver II Pacific Select Estate Preserver III	Pacific Select Estate Preserver IV Pacific Select Estate Preserver V M's Versatile Product – Survivorship Pacific Select Estate Maximizer Pacific Select

Issued by Pacific Life & Annuity Company

Pacific Select Exec II – NY Pacific Select Exec IV – NY	Pacific Select Exec III – NY Pacific Select Estate Preserver – NY

The purpose of this supplement is to announce an underlying fund change. This supplement must be preceded or accompanied by the Statutory Prospectus, for your Policy, as supplemented. All information in the Prospectus dated May 1, 2025, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company or Pacific Life & Annuity Company, as applicable; "you" or "your" refer to the Policy Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787 or (800) 595-6997 for New York contracts, or online at http://www.PacificLife.com/Prospectuses. Please retain this supplement for future reference.

Effective November 3, 2025, the VARIABLE INVESTMENT OPTIONS section is amended to reflect the following changes:

•	The Subadvisor for the Pacific Select Fund Small-Cap Growth will change from MFS Investment Management to Goldman Sachs Asset Management L.P. (“GSAM”).

Form No. 15-53343-00

85-53344-00